UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2019

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-34400 (Commission File Number)	98-0626632 (IRS Employer Identification No.)

170/175 Lakeview Dr. Airside Business Park Swords, Co. Dublin Ireland (Address of principal executive offices, including zip code)

+(353) (0) 18707400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares,	IR	New York Stock Exchange
Par Value $1.00 per Share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2019 Annual General Meeting, the Company’s shareholders:

(1)     elected all twelve of the Company’s nominees for director;

(2)     provided advisory approval of the compensation of the Company’s named executive officers;

(3)
approved the appointment of PricewaterhouseCoopers to serve as the Company’s independent auditors for the fiscal year ending December 31, 2019 and authorized the Audit Committee to set the auditors’ remuneration;

(4)	approved the renewal of the Directors’ existing authority to issue shares;

(5)	approved the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders; and

(6)	approved the determination of the price range at which the Company can reissue shares that it holds as treasury shares.

Proposals 1(a)-(l). Election of twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non Vote
(a)	Kirk E. Arnold	188,219,233	2,867,947	771,112	18,644,777
(b)	Ann C. Berzin	184,486,197	6,777,890	594,205	18,644,777
(c)	John Bruton	189,389,881	1,849,360	619,051	18,644,777
(d)	Jared L. Cohon	185,675,839	5,559,837	622,616	18,644,777
(e)	Gary D. Forsee	183,932,301	7,302,830	623,161	18,644,777
(f)	Linda P. Hudson	188,240,066	3,015,762	602,464	18,644,777
(g)	Michael W. Lamach	176,243,448	13,222,685	2,392,159	18,644,777
(h)	Myles P. Lee	189,816,375	1,417,310	624,607	18,644,777
(i)	Karen B. Peetz	189,916,102	1,306,126	636,064	18,644,777
(j)	John P. Surma	188,681,636	2,336,087	840,569	18,644,777
(k)	Richard J. Swift	180,318,151	10,865,688	674,453	18,644,777
(l)	Tony L. White	180,928,083	10,296,961	633,248	18,644,777

Proposal 2. Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non Vote
175,505,500	15,304,251	1,048,541	18,644,777

Proposal 3. Appointment of PricewaterhouseCoopers as the independent auditors of the Company for the fiscal year ending December 31, 2019 and authorization of the Audit Committee to set the auditors’ remuneration:

For	Against	Abstain	Broker Non Vote
199,847,994	10,127,974	527,101	-

Proposal 4. Approval of the renewal of the Directors’ existing authority to issue shares:

For	Against	Abstain	Broker Non Vote
198,561,459	11,133,415	808,195	-

Proposal 5. Approval of the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders:

For	Against	Abstain	Broker Non Vote
197,775,563	11,340,576	1,386,930	-

Proposal 6. Determination of the price range at which the Company can reissue the shares that it holds as treasury shares:

For	Against	Abstain	Broker Non Vote
205,280,539	3,935,817	1,286,713	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Registrant)

Date: June 11, 2019        /s/ Evan M. Turtz
Evan M. Turtz
Senior Vice President, General Counsel and Secretary